                          LORD ABBETT SECURITIES TRUST
               --------------------------------------------------
                    A Lord Abbett Managed Investment Company
                                90 Hudson Street
                       Jersey City, New Jersey 07302-3973
                                 (201) 395-2000

May 4, 2001

Dear Fellow Shareholder:

Here's news you'll be interested in as a shareholder of the All Value Fund, International Series, World Bond-Debenture Series, Alpha Series, Micro-Cap Growth Fund, or Micro-Cap Value Fund of Lord Abbett Securities Trust (the "Fund").

You are cordially invited to attend a Special Meeting of Shareholders that will take place:

  -    Date and Time:          June 6, 2001, at 10:00 a.m.
  -    Location:               90 Hudson Street
                               Jersey City, New Jersey 07302-3973

The Meeting's agenda includes a shareholder vote to:

  -  Elect the members of the Fund's Board of Trustees.

  - Transact such other business as may properly come before the Meeting and any adjournments thereof.

The proposal that Fund shareholders will put to a vote on June 6, 2001 is described in the enclosed Proxy Statement. I encourage you to review this document to help ensure that your votes really count, no matter how many Fund shares you own. At your earliest convenience, please vote your Fund shares by telephone or the Internet, or sign, date, and mail the enclosed proxy card in the postage-paid return envelope. We must receive your proxy card on or before 10:00 a.m. on June 6, 2001 in order to count your vote. Or, if you prefer, you may vote in person at the Meeting.

You may vote in any one of four ways:

  -  Via the Internet at http://www.proxyvote.com.

  - By telephone, with a toll-free call to the telephone number listed on your proxy card.

  -  By mail, using the enclosed ballot.

  -  In person at the Meeting.

We encourage you to vote via the Internet or by telephone, using the 12-digit "control" number that appears on your proxy card. These voting methods will save the Fund a good deal of money that otherwise would be spent on postage. Regardless of the method you choose, however, please take the time to read the full text of the enclosed Proxy Statement before voting.

TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

  1.  REVIEW THE ENCLOSED PROXY STATEMENT;

  2.  VOTE VIA THE INTERNET OR BY TELEPHONE; OR

  3. COMPLETE AND SIGN THE ENCLOSED PROXY CARD, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save your Fund the expense of additional solicitations.

We encourage you to review the enclosed materials and vote in favor of this proposal.

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

Sincerely,

/s/ Robert S. Dow

Robert S. Dow
Chairman of the Board

                          LORD ABBETT SECURITIES TRUST
                                90 Hudson Street
                       Jersey City, New Jersey 07302-3973

MAY 4, 2001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 6, 2001

Notice is hereby given of a Special Meeting of the shareholders of the Lord Abbett Securities Trust (the "Fund"). The Meeting will be held at 90 Hudson Street, Jersey City, New Jersey, 07302-3973, on June 6, 2001, at 10:00 a.m., for the following purposes:

  -  To elect the members of the Fund's Board of Trustees.

  - To transact such other business as may properly come before the Meeting and any adjournments thereof.

By order of the Board of Trustees

Paul A. Hilstad
Vice President and Secretary

                          LORD ABBETT SECURITIES TRUST
                                90 Hudson Street
                       Jersey City, New Jersey 07302-3973

                                  May 4, 2001

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Securities Trust (the "Fund"), a diversified, open-end management investment company organized as a Delaware business trust, for use at a Special Meeting of shareholders of the Fund, to be held on June 6, 2001, at 10:00 a.m., at 90 Hudson Street, Jersey City, New Jersey, 07302-3973, and at any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 4, 2001.

The Board of Trustees has fixed the close of business on April 23, 2001 (the "Record Date") as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at the Special Meeting or any adjournment thereof. As of April 23, 2001, there were issued and outstanding 62,381,525 shares of the Fund, comprised of 27,361,973 shares of the All Value Fund, 20,440,567 shares of the International Series, 1,513,496 shares of the World Bond-Debenture Series, 12,684,845 shares of the Alpha Series, 204,258 shares of the Micro-Cap Growth Fund, and 176,386 shares of the Micro-Cap Value Fund (each, a "Portfolio"). A list of the shareholders of record will be available for inspection at the offices of Lord, Abbett & Co., 90 Hudson Street, Jersey City, New Jersey, 07302-3973, until the date of the Special Meeting. One-third of the outstanding shares of the Fund will constitute a quorum for the transaction of business at the Special Meeting.

The Fund may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The Fund will reimburse these persons for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The cost of the solicitation will be borne by the Fund.

It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Fund also may solicit proxies by telephone, facsimile or personal interview. Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, Social Security Number (in the case of an individual) or taxpayer identification number (in the case of an entity) and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should contact the Fund toll-free at 1-800-426-1130. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund the written notice of revocation or subsequently executed proxy, or by attending the meeting and voting in person.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the

Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the Special Meeting by written notice to the Fund, by execution of a later-dated proxy, or by voting in person at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the knowledge of the Fund, no shareholder owned beneficially more than 5% of the outstanding shares of any Portfolio as of April 12, 2001.

SECURITY OWNERSHIP OF MANAGEMENT. Except as shown below, the Fund's Trustees and executive officers owned, as a group, less than 1% of the issued and outstanding shares of each Portfolio of the Fund.

                                                                     AMOUNT AND
                                                                     NATURE OF
                                            NAME OF                  BENEFICIAL       PERCENT OF
TITLE OF SERIES/PORTFOLIO              BENEFICIAL OWNER              OWNERSHIP     SERIES/PORTFOLIO
---------------------------------------------------------------------------------------------------
Micro-Cap Growth Fund         Stewart S. Dixon                          4,854.35            2.4%
                              Robert S. Dow                            33,549.87           16.8%
                              Daniel E. Carper                         79,017.60           40.0%
                              Stephen I. McGruder                       8,022.47            4.0%
                              All Trustees and executive officers
                              as a group                              125,444.30           62.8%
Micro-Cap Value Fund          Stewart S. Dixon                          4,095.16            2.4%
                              Robert S. Dow                            30,115.99           17.4%
                              Daniel E. Carper                         79,275.47           45.9%
                              Robert P. Fetch                            *              *
                              All Trustees and executive officers
                              as a group                              119,095.68           69.0%

 (*) Mr. Fetch owns less than 1% of the issued and outstanding shares of the Portfolio indicated.

1. PROPOSAL TO ELECT THE MEMBERS OF THE FUND'S BOARD OF TRUSTEES

The Fund's Board of Trustees has proposed a slate of eight persons shown in Table 1 for election as Trustees, each to hold office until their successors are elected and qualified or until their earlier resignation or removal. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) "FOR" the Board Member nominees listed in Table 1. Certain biographical and other information relating to the Board Member nominees is set forth below.

TABLE 1    NOMINEES TO THE FUND'S BOARD OF TRUSTEES

--------------------------------------------------------------------------------

NAME (AGE)                                                PRINCIPAL OCCUPATION DURING PAST FIVE
POSITION                                                      YEARS AND PUBLIC DIRECTORSHIPS
------------------------------------------------------------------------------------------------------

Robert S. Dow (age 56)                              Managing Partner, Lord, Abbett & Co. (since 1996)
  Chairman and President since 1996(1)
  Trustee since 1995

E. Thayer Bigelow (age 59)(2,3)                     Managing General Partner, Bigelow Media, LLC
  Trustee since 1994                                (since 2000); Senior Adviser, Time Warner Inc.
                                                    (1998-2000); Acting Chief Executive Officer of
                                                    Courtroom Television Network (1997-1998).
                                                    President and Chief Executive Officer of Time
                                                    Warner Cable Programming, Inc. (1991-1997).
                                                    Currently serves as director of Crane Co. and
                                                    Huttig Building Products Inc.

2
- Securities Trust Proxy

NAME (AGE)                                                PRINCIPAL OCCUPATION DURING PAST FIVE
POSITION                                                      YEARS AND PUBLIC DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
William H.T. Bush (age 62)(2,3)                     Co-founder and Chairman of the Board of the
  Trustee since 1998                                financial advisory firm of Bush-O'Donnell &
                                                    Company (since 1986). Currently serves as director
                                                    of Rightchoice Managed Care, Inc., Mississippi
                                                    Valley Bancorp, DT Industries Inc., and Engineered
                                                    Support Systems, Inc.

Robert B. Calhoun, Jr. (age 58)(2,3)                Managing Director of Monitor Clipper Partners
  Trustee since 1998                                (since 1997) and President of The Clipper Group
                                                    L.P., both private equity investment funds (since
                                                    1990). Currently serves as director of
                                                    Avondale, Inc., Interstate Bakeries Corp., and
                                                    Travel Center of America, Inc.

Stewart S. Dixon (age 70)(3)                        Partner in the law firm of Wildman, Harrold,
  Trustee since 1993                                Allen & Dixon (since 1990).

C. Alan MacDonald (Age 67)(2,3)                     President of Club Management Co., LLC, consultants
  Trustee since 1993                                on golf development management (since 1999);
                                                    Managing Director of The Directorship Group Inc.,
                                                    a consultancy in board management and corporate
                                                    governance (1997-1999); General Partner of The
                                                    Marketing Partnership, Inc., a full service
                                                    marketing consulting firm (1995-1997). Currently
                                                    serves as director of Fountainhead Water Company,
                                                    Careside, Inc., Lincoln Snacks, J.B. Williams
                                                    Co., Inc., and SAMCO Fund, Inc. SAMCO Fund, Inc.
                                                    is a registered investment company that is advised
                                                    by Seix Investment Advisors Inc. Seix Investment
                                                    Advisors Inc.'s Chairman, CEO, and Chief
                                                    Investment Officer is married to Robert Dow, the
                                                    Fund's Chairman and President, and the managing
                                                    partner of Lord Abbett.

Thomas J. Neff (Age 63)(3)                          Chairman of Spencer Stuart U.S., an executive
  Trustee since 1993                                search consulting firm (since 1976). Currently
                                                    serves as director of Ace, Ltd. and Exult, Inc.

Franklin W. Hobbs (Age 53)(4)                       Chairman of Warburg Dillon Read (1999-2000);
                                                    Global Head of Corporate Finance of SBC Warburg
                                                    Dillon Read (1997-1999); Chief Executive Officer
                                                    of Dillon, Read & Co. (1994-1997).

 (1) An "interested person" as defined in the Investment Company Act of 1940 (the "Act") due to positions held with Lord, Abbett & Co. and its affiliates.
 (2) A member of the Audit Committee of the Fund, and will be a member of the Audit Committee of the Fund if elected as a Board Member.
 (3) A member of the Nominating and Governance Committee of the Fund, and will be a member of the Nominating and Governance Committee of the Fund if elected as a Board Member.
 (4) Will be a member of the Nominating and Governance Committee of the Fund if elected as a Board Member.

The Fund's Board of Trustees knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as may be appointed. Each of the nominees is a director or trustee of the following investment companies for which Lord, Abbett & Co. acts as investment adviser:
Lord Abbett Developing Growth Fund, Inc., Lord Abbett Mid-Cap Value Fund, Inc., Lord Abbett Affiliated Fund, Inc., Lord Abbett Global Fund, Inc., Lord Abbett Investment Trust, Lord Abbett Large-Cap Growth Fund, Lord Abbett Research Fund, Inc., Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Tax-Free Income Fund, Inc., Lord Abbett Tax-Free Income Trust, and Lord Abbett U.S. Government Securities Money Market Fund, Inc. Each of the nominees, except for William H.T. Bush, Robert B. Calhoun, Jr., and Franklin W. Hobbs, currently serves as a director of Lord Abbett Series Fund, Inc.

During the fiscal year ended October 31, 2000, the Board of Trustees held 10 regularly scheduled and special meetings. Each of the Trustees then in office attended at least 75 percent of the aggregate of

                                                          Securities Trust Proxy
                                                                             - 3
the total number of meetings of the Board of Trustees and, if a member, of the total number of meetings of Board committees held during the period for which he served.

AUDIT COMMITTEE. The Board of Trustees has a standing Audit Committee whose members are not "interested persons" of the Fund within the meaning of the Act. The functions performed by the Audit Committee include recommending the selection of independent public accountants for the Fund to the Board for approval, reviewing the scope and results of audit and non-audit services, reviewing the adequacy of internal controls, material changes in accounting principles and practices, and other matters when requested from time to time by the independent Trustees.

NOMINATING AND GOVERNANCE COMMITTEE. The Board of Trustees has a standing Nominating and Governance Committee whose members are not "interested persons" of the Fund within the meaning of the Act. The functions performed by the Nominating and Governance Committee include evaluating candidates for Board membership, reviewing Board governance procedures, evaluating Trustee compensation, nominating committee members, reviewing committee responsibilities, monitoring the performance of independent legal counsel, and other matters when requested from time to time by the independent Trustees. The Nominating and Governance Committee does not have any procedures to consider nominations by shareholders.

COMPENSATION OF TRUSTEES. The following table summarizes the compensation for each of the directors/trustees for the Fund and for all Lord Abbett-sponsored funds. The second column of the following table sets forth the compensation for outside directors/trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/ trustees under the funds' equity-based retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

4
- Securities Trust Proxy

TABLE 2    COMPENSATION OF TRUSTEES

--------------------------------------------------------------------------------

                                                                    (3)
                                                              FOR YEAR ENDED
                                                             DECEMBER 31, 2000           (4)
                                              (2)              EQUITY-BASED         FOR YEAR ENDED
                                     FOR FISCAL YEAR ENDED  RETIREMENT BENEFITS   DECEMBER 31, 2000
                                       OCTOBER 31, 2000       ACCRUED BY THE      TOTAL COMPENSATION
                                           AGGREGATE             FUND AND        PAID BY THE FUND AND
                                         COMPENSATION        TWELVE OTHER LORD    TWELVE OTHER LORD
(1)                                       ACCRUED BY         ABBETT-SPONSORED      ABBETT-SPONSORED
NAME OF TRUSTEE                           THE FUND(1)            FUNDS(2)              FUNDS(3)
-----------------------------------------------------------------------------------------------------
E. Thayer Bigelow                           $2,030                $19,491              $60,000
William H.T. Bush                           $2,039                $16,396              $60,500
Robert B. Calhoun, Jr.                      $2,047                $12,530              $61,000
Stewart S. Dixon                            $2,112                $35,872              $62,900
C. Alan MacDonald                           $2,005                $29,308              $59,500
Thomas J. Neff                              $2,070                $21,765              $61,200

 (1) Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett- sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the plan will be directly linked to the investment performance of the funds. The amounts of the aggregate compensation payable by each of the funds as of October 31, 2000, deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $6,559; Mr. Bush, $553; Mr. Calhoun, $2,865; Mr. Dixon, $18,505; Mr.
      MacDonald, $17,249; and Mr. Neff, $40,594.
 (2) The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended December 31, 2000.
 (3) The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

OFFICERS OF THE FUND. Except where indicated, the following executive officers of the Fund have been associated with Lord, Abbett & Co. ("Lord Abbett") for over five years. Messrs. Brown, Carper, Fetch, Gerber, Hilstad, Hudson, McGruder, Morris, Salzmann, Towle and Ms. Binstock are partners of Lord Abbett; the others are employees and none have received compensation from the Funds.

EXECUTIVE VICE PRESIDENTS:

Robert P. Fetch, age 49;

Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.);

W. Thomas Hudson, Jr., age 59;

Stephen I. McGruder, age 57;

Robert G. Morris, age 56;

Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

VICE PRESIDENTS:

Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

David G. Builder, age 47 (with Lord Abbett since 2000, formerly Equity Analyst at Bear Stearns from 1996 to 1998, prior thereto Equity Analyst at Weiss,
Peck & Greer);

                                                          Securities Trust Proxy
                                                                             - 5

Daniel E. Carper, age 49;

John J. DiChiaro, age 43 (with Lord Abbett since 2000, formerly Vice President -- Securities Group of WAFRA Investment Advisory Group from 1988 to
2000);

Lesley Jane Dixon, age 37;

Daniel H. Frascarelli, age 47;

Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly Assistant President of Credit Suisse Asset Management from 1992 to 1997);

Gerard S. E. Heffernan, Jr., age 37 (with Lord Abbett since 1998, formerly a Portfolio Manager and Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Jerald Lanzotti, age 33;

Gregory M. Macosko, age 54 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Royce Associates);

A. Edward Oberhaus, III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President -- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm);

Christopher J. Towle, age 43;

TREASURER:

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust).

INDEPENDENT AUDITORS. The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Representatives of D&T will be present at the Special Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                   AUDIT FEES

D&T billed the Fund a total of $145,000 in fees for professional services rendered by D&T for the audit of the Fund's annual financial statements for the fiscal year ended October 31, 2000.

6
- Securities Trust Proxy

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

D&T did not bill the Fund, the Fund's investment adviser or any entity controlling, controlled by, or under common control with the Fund's investment adviser that provides services to the Fund, for any professional services rendered for financial information systems design and implementation.

                                 ALL OTHER FEES

D&T billed Lord, Abbett & Co. $184,845 for other professional services rendered by D&T during the Fund's fiscal year ended October 31, 2000.

The Audit Committee of the Board of Directors has considered whether the provision of the services corresponding to the fees described above is compatible with maintaining D&T's independence.

2. OTHER INFORMATION

Management is not aware of any matters to come before the Special Meeting other than those set forth in the notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

    a. Timeliness of Shareholder Proposals

Any shareholder proposal to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act or Delaware law.

    b. Investment Adviser and Underwriter

Lord, Abbett & Co., 90 Hudson Street, Jersey City, New Jersey, 07302-3973, acts as investment adviser to the Fund and Lord Abbett Distributor LLC, a subsidiary of Lord, Abbett & Co. located at the same address, acts as principal underwriter to the Fund.

    c. Report Available Upon Request

The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such report(s) by writing to the Fund or by calling 800-874-3733.

    d. Voting Procedures

With respect to the proposal "To elect the members of the Fund's Board of Trustees," election of each nominee will require a vote of a plurality of the votes validly cast by the Fund's shareholders. Shares for which there is an abstention or broker non-vote shall be counted for quorum purposes and shall not be treated as voted for purposes of determining whether the proposal has passed.

    e. Adjournment for Insufficient Votes

If sufficient votes to approve the proposal "To elect the members of the Fund's Board of Trustees," are not received by the Special Meeting date, the persons named as proxies may propose one or more adjournments of the Meeting to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast and the nature of any further solicitation and any information to be provided to shareholders with respect to such solicitation. Any such adjournment

                                                          Securities Trust Proxy
                                                                             - 7
will require an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all shareholders.

    f. Questions

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

LORD ABBETT SECURITIES TRUST

Paul A. Hilstad
Vice President and Secretary

                                                                         Exhibit

LORD ABBETT FUNDS
90 HUDSON STREET
JERSEY CITY, NJ 07302-3973

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.
2. CALL THE TOLL-FREE NUMBER: 1-800-890-6803.
3. ENTER YOUR CONTROL NUMBER PRINTED ON YOUR PROXY CARD.
4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-800-690-6903 before 11:59 p.m. on June 5, 2001!

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:
1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.
2. GO TO WEBSITE WWW.PROXYVOTE.COM.
3. ENTER YOUR CONTROL NUMBER PRINTED ON YOUR PROXY CARD.
4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Go to http://www.proxyvote.com before 11:59 p.m. on June 5, 2001!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE LORD ABBETT SECURITIES TRUST.

The undersigned hereby appoints ROBERT S. DOW and PAUL A. HILSTAD and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of LORD ABBETT SECURITIES TRUST on June 6, 2001, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

You may vote in any one of four ways: (1) via the Internet at www.proxyvote.com;
(2) by telephone, with a toll-free call to the telephone number listed on your proxy card; (3) by mail, using the enclosed ballot; or (4) in person at the meeting. We encourage you to vote by Internet or telephone, using the 12-digit "control" number that appears on your proxy card. These voting methods will save your Fund a good deal of money otherwise expended on postage. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE BELOW; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR ALL NOMINEES LISTED BELOW AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.

--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON NOMINEES FOR TRUSTEES:

1.   01) Robert S. Dow, 02) E.          For       Withheld    For All    To withhold authority to vote,
     Thayer Bigelow, 03) William        All         All        Except    mark "For All Except" and
     H.T. Bush, 04) Robert B.           / /         / /         / /      write the nominee's number on
     Calhoun, Jr., 05) Stewart S.                                        the line below.
     Dixon, 06) C. Alan MacDonald,
     07) Thomas J. Neff, and 08)                                         ------------------------------
     Franklin W. Hobbs

For information as to the voting of shares registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Mark box at right if an address  change or comment has been noted on the reverse
side of this card.     / /

If you plan on attending the meeting, please check box to the right.   / /


--------------------------------------  --------------------------------------
Shareholder sign here       Date        Co-owner sign here          Date

[PROXY BUCKSLIP]

              ATTENTION SHAREHOLDERS: VOTE AND RETURN YOUR PROXY!

TELEPHONE
[graphic omitted]

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:
1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Call the toll-free number which appears on your card.
3.  Enter your Control Number printed on your Proxy Card.
4.  Follow the recorded instructions.

INTERNET
[graphic omitted]
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:
1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Go to website   www.proxyvote.com.
3.  Enter your Control Number printed on your Proxy Card.
4.  Follow the instructions provided.

MAIL
[graphic omitted]

To vote by mail please:
1. Simply return your completed Proxy Card in the enclosed postage-paid envelope.

Do not return your Proxy Card if you are voting by Telephone or Internet.


EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

PLEASE VOTE YOUR PROXY. If proxies are not returned in sufficient numbers, the Fund will incur the expense of an additional solicitation. Returning your ballot promptly will help spare YOU and your fellow shareholders this expense.



LORD ABBETT
Investment Management
A Tradition of Performance Through Discipline Investing

Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street, Jersey City, New Jersey 07302-3973